                    CLOSING AND INDEMNIFICATION ESCROW AGREEMENT

    THIS CLOSING AND INDEMNIFICATION ESCROW AGREEMENT ("Agreement") is made as of July 21, 1997, by SI TECHNOLOGIES INC., a Delaware corporation ("SI"), AeroGo, Inc., a Washington corporation ("Surviving Corporation"), Kurt Kosty and Stanley B. McDonald as representatives of the Shareholders of the Surviving Corporation ("SA") and FIRST TRUST National Association, as the Escrow Agent hereunder (the "Escrow Agent").

                                    RECITALS

    A. SI, SI Acquisition Corp., a Washington corporation, which is a wholly-owned subsidiary of SI and AeroGo, Inc., a Washington corporation ("Surviving Corporation") entered into an Acquisition Agreement including a Plan of Merger, dated as of July 21, 1997, as amended (the "Merger Agreement").

    B.  A true copy of the Merger Agreement has been delivered to the Escrow
Agent.

    C. Terms used herein and defined in the Merger Agreement shall wherever capitalized in this Agreement have the same meanings as in the Merger Agreement, except as otherwise defined herein or where the context clearly requires otherwise.

    D. The Merger Agreement provides that as soon as practical after Closing, but no later than July 22, 1997, SF shall pay to Escrow Agent sufficient funds to cover the payments to the Surviving Corporation's shareholders provided for in the Merger Agreement, which funds are to be held and disbursed by the Escrow Agent in accordance with this Agreement.

    E. Section 7.3 of the Merger Agreement provides that, at the Effective Time, $750,000 withheld from the amounts payable to the holders of Surviving Corporation Stock shall be deposited into escrow and shall be held and disbursed by the Escrow Agent in accordance with the indemnification provisions of this Escrow Agreement. SCHEDULE 1 hereto contains a list of each such holder of Surviving Corporation Stock, setting forth for each such holder (hereinafter "Shareholder") the amount deposited (the "Shareholder Deposit"), such Shareholder's percentage share of the aggregate Shareholder Deposits ("Percentage Share"), and the address of each Shareholder as shown on Surviving Corporation's stock records, and the amount of each payment to be distributed to each Shareholder, subject to adjustment for indemnification claims pursuant to Section 7 of the Merger Agreement.

    F. The purpose of this Agreement is to provide for the payment of the merger consideration provided for in the Merger Agreement and to secure any claims that SI may have against the Surviving Corporation after Closing for which SI is entitled to indemnification pursuant to Article 7 of the Merger Agreement.



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

    G. Pursuant to the Merger Agreement, SA is appointed the representative of the Shareholders for the purposes of this Escrow Agreement.

        THEREFORE, in consideration of the mutual covenants contained in this Agreement and in the Merger Agreement, the parties hereby agree as follows:

    1.  ESTABLISHMENT OF FUND.

        1.1 As soon as practical after Closing, but no later than the Effective Time of the Merger, SI will deliver to Escrow Agent Six Million Dollars ($6,000,000) as the Merger Consideration to cover the payments provided in the Merger Agreement (the "Funds"), in immediately available funds by electronic bank fund transfer to:

        First Bank N.A.
        ABA #091000022
        Beneficiary:  First Trust
        Credit Account #180121167365
        For further Credit to Account 47300029
        Re:  SI Technologies, Inc.
        Attn:  Seattle Office/(Linda Houston 461-4105)

to be disbursed, in accordance with the Merger Agreement and this Agreement.

        1.2 By executing this Agreement, (i) Escrow Agent agrees to receive, hold and disburse the Escrowed Funds, subject to the terms and conditions of this Agreement; and (ii) SA agrees to act as representative of the Shareholders subject to the terms and conditions of this Agreement.

    2. INVESTMENT OF FUNDS. The Escrow Agent shall establish an account in the name of itself as Escrow Agent.

        2.1 Funds will be invested in First American Managed Mutual Funds Treasury Obligations Fund. Parties hereto acknowledge their receipt of the prospectus for the fund. Interest earned in the escrow account will be reinvested. All entities entitled to receive interest from the escrow account will provide Escrow Agent with a W-9 or W-8 IRS tax form prior to the disbursement of interest. SA will be entitled to exercise all voting rights for the funds.

        2.2 Escrow Agent shall hold any income, interest or accretion with respect to the Funds as part of the Funds to be disposed of in such manner as the principal amount of the Funds. For the purposes of this Agreement, the term "Funds" includes all the funds held hereunder, including the principal amount of the Funds and any income, interest or accretion with respect to such Funds.

    3. ALLOCATION OF MERGER CONSIDERATION. The Merger Agreement provides that the Merger Consideration shall be $6,000,000. The Merger Agreement further provides that each share of common stock, $.25 par value, of Surviving Corporation ("Surviving Corporation Common Stock") that is issued and outstanding immediately prior to the Effective Time shall be entitled to receive, upon tender of the certificate representing such share, the amounts set forth on the attached Payment Schedule.

    4. RELEASE OF FUNDS. The Escrow Agent shall hold the Funds and any interest earned thereon and make disbursements as follows:

        4.1 PAYMENT TO SHAREHOLDERS. SI shall, immediately after the Closing Date, send to each holder of shares of Surviving Corporation Common Stock a transmittal letter satisfactory to SI and Escrow Agent instructing such holder how to tender such holder's shares after the Effective Time. During the period commencing with the first business day following the Effective Time and continuing for six months after the Effective Time (the "Surrender Period"), each such holder of shares of Surviving Corporation Common Stock shall have the right to surrender for cancellation the certificate or certificates representing such shares to the Escrow Agent. Attached hereto as SCHEDULE 1 (based on the Payment Schedule and approved by SI, SA and Surviving Corporation) is a list of all holders of Surviving Corporation Common Stock showing the certificate number, the number of Shares represented by such certificate, each holder's share of the Escrowed Funds, the amount of tax to be withheld, if any, and the net amount payable to each such holder. Upon surrender of any such certificate or certificates, such holder shall have the right to receive payment of the cash consideration for such shares in the amount set forth on the Payment Schedule, less amounts to be held in the Escrow subject to Article 7 of the Merger Agreement (the "Indemnification Funds"). If any cash consideration is to be paid to a person other than the person to whom the certificate surrendered in exchange therefor is registered, it shall be a condition of the payment that the certificate so surrendered shall be properly endorsed and otherwise in proper form for transfer, and that the person requesting such exchange pay to Escrow Agent any applicable transfer or other taxes required by reason of the transfer. The Escrow Agent shall accept, in lieu of the surrender of certificates representing shares of Surviving Corporation Common Stock as provided above, affidavits of the holders of any such shares that such certificates were lost, stolen or mutilated, together with such documentation and indemnification from such holders substantially in the form attached hereto as EXHIBIT A. Upon delivery of the appropriate documents as provided above to the Escrow Agent, the Escrow Agent shall, as soon as practicable, but no later than August 22, 1997 (or, if delivery is made on or after August 22, 1997, the next business day after delivery or the second business day following delivery of Schedule 1, whichever is later), deposit in the U.S. mails addressed to the appropriate payee (as provided above) the cash consideration provided for above.

         4.2 The Indemnification Funds are held in Escrow hereunder as security for the indemnity obligations of Surviving Corporation under Article 7 of the Merger Agreement. Payment for any amounts determined to be payable to SI shall be made out of the Indemnification Funds. Upon Proper Authorization (as defined in Subsection 4.6 below) advising Escrow Agent that SI is entitled to an indemnification payment in accordance with Article 7 of the Merger Agreement, and PROVIDED THAT Escrow Agent has not received a written objection to such disbursement from SA within 30 days after SA's receipt of Proper Authorization, Escrow Agent shall on the following business day disburse from the Indemnification Funds the amount of such payment in accordance with disbursement instructions furnished by SI. If Escrow Agent receives timely written objection to such disbursement from SA, Escrow Agent (1) will pay SI the portion of the disbursement not contested by SA and (2) will hold the remaining amounts pending resolution pursuant to Subsection 4.7.

         4.3 As provided in Article 7 of the Merger Agreement, pursuant to a Proper Authorization delivered by SI pursuant to Subsection 4.2 above prior to such anniversary, the Shareholders are entitled to receive $200,000 of the Escrowed Funds on the first anniversary of the Closing Date ("the First Payment Date") and $250,000 on the second anniversary of the Closing Date ("the Second Payment Date"), which amounts shall be reduced by the following:
 (i) any amounts paid prior to such anniversary pursuant to Subsection 4.2 above; and (ii) any amounts subject to pending resolution on such anniversary pursuant to Subsection 4.7 below. On the business day following the First or Second Payment Date, upon Proper Authorization advising Escrow Agent that the Shareholders are entitled to the amount determined in this Subsection 4.3, and PROVIDED THAT Escrow Agent has not received a written objection to such disbursement from SI within 30 days after SI's receipt of Proper Authorization, Escrow Agent shall disburse such amount to the Shareholders in accordance with disbursement instructions furnished by SA. All disbursements to the Shareholders shall be made in proportion to their Percentage Share, as set forth on the Payment Schedule. If Escrow Agent receives timely written objection to such disbursement from SI, Escrow Agent (1) will pay to the Shareholders, in accordance with disbursement instructions furnished by SA, the portion of the disbursement not contested by SI and (2) will hold the remaining amounts pending resolution of the objection pursuant to Subsection 4.7.

         4.4 As provided in Article 7 of the Merger Agreement, the Shareholders are entitled to all the Funds remaining in Escrow, less any unresolved tax deficiencies or assessments and less any amounts subject to pending resolution pursuant to Subsection 4.7, on a date jointly specified in writing to the Escrow Agent by SI and SA (the "Final Payment Date"). The Final Payment Date shall be no later than the earlier of (a) the date on which the statute of limitations shall have expired with respect to the Surviving Corporation's federal income tax return for the period ending July 31, 1997, including any extensions or suspensions of such assessment period, or (b) 90 days after the Internal Revenue Service has given the Surviving Corporation notice of a deficiency in taxes reported on the later of the federal income tax return for the Surviving Corporations (i) tax year ended April 30, 1997, and (ii) the period ended July 31, 1997. On the business day following the Final Payment Date, upon a Proper Authorization delivered to it by SI pursuant to Subsection 4.2 advising the Escrow Agent that the Shareholders are entitled to disbursement of all remaining Funds, except amounts reserved for unresolved taxes and other matters, in accordance with
Section 7 of the Merger Agreement, and PROVIDED THAT Escrow Agent has not received a written objection to such disbursement from SI within 30 days after SI's receipt of Proper Authorization, Escrow Agent shall disburse such amount to the Shareholders in accordance with disbursement instructions furnished by SA. All disbursements to the Shareholders shall be made in proportion to their Percentage Share, as set forth on the Payment Schedule. If Escrow Agent receives timely written objection to such disbursement from SI, Escrow Agent (1) will pay SA the portion of the disbursement not contested by SI and (2) will hold the remaining amounts pending resolution of the objection pursuant to Subsection 4.7.

         4.5 When all Funds have been disbursed in accordance herewith, this Agreement shall terminate (except for any amounts then owed to Escrow Agent under the indemnification set forth in Section 9) and the Escrow shall be closed.

         4.6  For purposes of this Agreement, "Proper Authorization" means:

              (i) with respect to disbursements to SI under Subsection 4.2, an assignment of any relevant insurance coverage, and a written statement signed by SI specifying (a) that SI is entitled to an indemnification payment in accordance with Article 7 of the Merger Agreement, (b) the amount thereof and the party to which such disbursement is to be made, (c) setting forth in reasonable detail the basis of the claim of indemnity and the basis and manner of calculating the amount thereof, in accordance with Article 7 of the Merger Agreement, and (d) that SI has delivered or is concurrently delivering to SA (specifying the manner and date of delivery) a copy of the written statement submitted to Escrow Agent and specifying the date on which such copies shall be deemed to be received by SA in accordance with Subsection
12.1. SI shall deliver Proper Authorization for disbursement under Subsection 4.2 as promptly as practicable whenever an SI Indemnified Party shall have determined there are facts or circumstances that give rise to indemnification rights under Article 7 of the Merger Agreement (a "Claim"); provided, however, that the failure to give a timely notice of a Claim for indemnification shall not limit the indemnification obligations hereunder except to the extent that the delay in giving such notice materially adversely affects the ability of SA on behalf of the Surviving Corporation and the Shareholders to either defend against a Third Party Claim or mitigate Damages with respect to any Claim. No Proper Authorization given by SI after the Final Payment Date shall be effective. In the event of any Claim involving an action by a third party, SI, Surviving Corporation and SA shall cooperate in the prosecution or defense of the action in accordance with the provisions set forth in Article 7 of the Merger Agreement, and SI shall notify SA of the progress of any such Claim, shall permit SA to participate in such prosecution or defense as provided in Article 7 of the Merger Agreement and shall provide SA with reasonable access to all relevant information and documentation relating to the Claim and SI's and Surviving Corporation's prosecution or defense thereof.

              (ii) with respect to a disbursement to Shareholders under Subsections 4.3 or 4.4 hereof, a written statement by SA specifying (a) the Shareholders are entitled to a release of a certain portion of the Indemnification Funds in accordance with Section 7 of the Merger Agreement;
(b) the amount of the release to which the Shareholders are entitled; and (c) that SA has delivered or is concurrently delivering to SI (specifying the manner and date of delivery) a copy of the written statement submitted to Escrow Agent and specifying the date on which such copies shall be deemed to be received by SI in accordance with Subsection 12.1;

              (iii) with respect to any other disbursement or otherwise, written instructions signed on behalf of SI and SA authorizing Escrow Agent to undertake an action (and in the case of a disbursement, specifying the amount thereof and the party to which a disbursement is to be made), or a certified copy of an arbitration award or judgment of a court of competent jurisdiction in any action or proceeding arising out of Article 7 of the Merger Agreement or this Agreement.

         4.7 In the event that an objection to disbursement under Subsections 4.2, 4.3 or 4.4 hereof is timely made as provided therein, the parties will negotiate in good faith to resolve the controversy that is the subject of the objection. If, within 30 days after an objection was received by SI or SA, as the case may be, SI and SA (on behalf of the Shareholders) have not arrived at a settlement agreement, SI and SA (on behalf of the Shareholders) shall promptly submit the dispute to binding, final and unappealable arbitration, to be held in Seattle, Washington, as follows:

              (i) SI shall select one arbitrator, SA shall select one arbitrator and SI and SA together shall select a third arbitrator. (If SI and SA cannot select a third arbitrator within five business days, the two arbitrators individually chosen by SI and SA shall select promptly the third arbitrator.) Provided, however, that no arbitrator shall have rendered services, or shall be associated with any accounting firm, law firm or other company that has rendered services within the last three years to SI or to any Shareholder;

              (ii) The arbitration shall be resolved in accordance with the Commercial Arbitration Rules of the American Arbitration Association;

              (iii) Judgment may be rendered upon the award rendered by the arbitrators in any court having jurisdiction thereof;

              (iv) Within 10 business days of receiving notice of an arbitration award, together with certified copies of the arbitration award and the judgment rendered thereon, unless restrained by court order, Escrow Agent shall act according to the mandate of such arbitration award, without liability to SI or SA.

              (v) The prevailing party shall be entitled to receive its reasonable attorneys' fees in any such arbitration, and the non-prevailing party shall pay (or reimburse the prevailing party its portion of) the fees of the arbitrators, all as the arbitrators shall decide. Any such award against SA shall be satisfied only out of the Indemnification Funds available for distribution to the Shareholders pursuant to Section 3.3, and not by SA individually acting in such role.

         4.8 To the extent deemed necessary by the Escrow Agent, all parties to whom a distribution may be made shall have submitted to Escrow Agent a properly completed current Form W-9 or Form W-8 or Escrow Agent shall make appropriate withholdings.

         4.9 UNCLAIMED FUNDS AND INTEREST. All interest earned on the Funds shall become Indemnification Funds attributable to the shareholders as to which Funds had been deposited under this Agreement in proportion to the amounts of their respective deposits and shall be held and disbursed in the same manner as other Indemnification Funds under this Agreement. Any Funds that remain unclaimed within six months after the Effective Time shall be similarly allocated to the shareholders.

         4.10 DISBURSEMENT BY WIRE TRANSFER. Parties hereto may elect to request transfer of funds by Fedwire from time to time, subject to the conditions stated herein. Parties hereto agree that the wire transfer security procedures identified on the attached Exhibit A-4.10 to this agreement are commercially reasonable. Parties hereto further agree that Escrow Agent should use these procedures to detect unauthorized wire transfer payment requests prior to executing such requests and further agree that any request acted upon by the Escrow Agent in compliance with these security procedures, whether or not authorized, shall be treated as an authorized request. Parties hereto agree that the Escrow Agent has the right to change the wire transfer security procedures from time to time and that use of any changed procedures evidences the acceptance of the commercial reasonability of such change by the parties hereto.

    5. TERM. This Agreement shall terminate upon the disbursement of all the Funds provided that the indemnification set forth in Section 10 shall survive termination of this Agreement.

    6. INSPECTION OF RECORDS. SI or SA may, at any time, during normal business hours after reasonable notice to Escrow Agent, inspect the records of the Escrow Agent, insofar as they solely relate to this Agreement, for the purpose of determining compliance with and conformance to the provisions of this Agreement.

    7.  DUTY AND LIABILITY OF THE ESCROW AGENT.

         7.1 The duties and obligations of the Escrow Agent shall be limited to and determined solely by the express provisions of this Agreement and no implied duties or obligations shall be read into this Agreement against the Escrow Agent. The sole duty of the Escrow Agent, other than as herein specified, shall be to receive the Funds and hold them, subject to release in accordance with the terms of this Agreement.

         7.2 SI and SA may from time to time prepare, execute and deliver to the Escrow Agent joint supplemental escrow instructions containing such terms and conditions not inconsistent with this Escrow Agreement as the Escrow Agent may reasonably require, which escrow instructions shall be binding upon the parties.



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


         7.3 The Escrow Agent shall not be responsible for or be required to enforce any of the terms or conditions of any agreement between SI and SA.

         7.4 The Escrow Agent shall not be responsible or liable in any manner whatsoever for the performance or compliance of or by any party of their respective obligations under this Agreement, nor shall the Escrow Agent be responsible or liable in any manner whatsoever for the failure of any third party to honor any of the provisions of this Agreement.

         7.5 The Escrow Agent is not bound by and is under no duty to inquire into the terms or validity of any other agreements or documents, including any agreements or documents which may be related to, referred to in or deposited with the Escrow Agent in connection with this Agreement.

         7.6 The Escrow Agent shall be entitled to rely upon and shall be protected in acting in reliance upon any instruction, notice, information, certificate, instrument, or other document which is submitted to it in connection with its duties under this Agreement and which the Escrow Agent in good faith believes to have been signed or presented by the proper party or parties. The Escrow Agent may assume that any person purporting to give any notice or make any statement in connection with the provisions hereof has been duly authorized to do so. The Escrow Agent shall have no liability with respect to the form, execution, validity or authenticity thereof.

         7.7 The Escrow Agent shall not be liable for any act which the Escrow Agent may do or omit to do hereunder, or for any mistake of fact or law, or for any error of judgment, or for the misconduct of any employee, agent or attorney appointed by it, while acting in good faith, unless caused by or arising from its own gross negligence or willful misconduct.

         7.8 The Escrow Agent shall be entitled to consult with counsel of its own selection and the opinion of such counsel shall be full and complete authorization and protection to the Escrow Agent in respect of any action taken or omitted by the Escrow Agent hereunder in good faith and in accordance with the opinion of such counsel.

         7.9 So long as Escrow Agent acts consistent with its duties and liabilities specified in this Agreement, Escrow Agent shall not be responsible or liable for any losses resulting from the investment of the Funds or for obtaining any specific level or percentage of earnings on such investment.

         7.10 The Escrow Agent shall have no responsibility for the tax consequences of this Agreement. The Escrow Agent hereby advises each party to this Agreement to consult with independent legal counsel concerning the tax ramifications of this transaction.

    8. RESIGNATION AND TERMINATION OF ESCROW AGENT. Escrow Agent may, upon providing fifteen (15) days' written notice, resign its position and terminate its liabilities and obligations hereunder. In the event Escrow Agent is not notified within fifteen days of the

Successor Escrow Agent, Escrow Agent shall be entitled to transfer all funds and assets to a court of competent jurisdiction with a request to have a successor appointed. Upon filing such action and delivering such assets, Escrow Agent's obligations and responsibilities shall cease. Similarly, SA & SI may also jointly terminate Escrow Agent and appoint a Successor Escrow Agent by providing fifteen (15) days written notice to Escrow Agent.

    9. ESCROW AGENT'S FEE. Escrow Agent shall be paid for services hereunder in accordance with the attached fee schedule and shall be reimbursed for its out of pocket expenses for fees of counsel in setting up the escrow. Payments of all fees shall be the joint and several responsibility of SI and the Shareholders and may, to the extent of unpaid fees and expenses, be deducted from any property placed within the escrow with Escrow Agent. In the event that Escrow Agent is made a party to litigation with respect to the property held hereunder, or brings an action in interpleader or in the event that the conditions of this escrow are not promptly fulfilled, or Escrow Agent is required to render any service not provided for in this agreement and fee schedule, or there is any assignment of the interest of this escrow or any modification hereof, Escrow Agent shall be entitled to reasonable compensation for such extraordinary services and reimbursement for all fees, costs, liability and expenses, including attorney fees. The Escrow Agent may amend its fee schedule from time to time on 60 days prior written notice to the parties.

         9.1  INDEMNIFICATION.

         9.2 SI agrees to indemnify and hold the Escrow Agent harmless from and against any and all liabilities, causes of action, claims, demands, judgments, damages, costs and expenses (including reasonable attorneys fees and expenses) whether foreseen or unforeseen, whether known or unknown, whether liquidated or unliquidated, that at any time may arise out of or in connection with the Escrow Agent's acceptance of or performance of its duties and obligations under this Agreement.

         9.3 The Escrow Agent shall be under no duty to institute any suit, or to take any remedial procedures under this Agreement, or to enter any appearance or in any way defend any suit in which it be made a defendant hereunder until it shall be indemnified as provided above.

    10.  DISPUTES WITH RESPECT TO INSTRUCTIONS.

         10.1 In the event that the instructions provided herein fail to address any unforeseen circumstance, resulting in ambiguity of the Agreement, or the Escrow Agent shall receive instructions with respect to the Funds which, in its discretion, are in conflict either with other instructions received by it or with any provision of this Agreement, the Escrow Agent shall continue to hold the Funds, until new instructions executed by SI and SA are delivered to the Escrow Agent, PROVIDED HOWEVER that the Escrow Agent may suspend further performance under this Agreement (except for the safekeeping of any Funds) until the resolution of such unforeseen circumstance to the Escrow Agent's sole satisfaction by final judgment of a court of competent jurisdiction or otherwise.

         10.2 In the event that any controversy arises between one or more of the parties hereto or any other party with respect to this Agreement, the Merger Agreement or the Funds, the Escrow Agent shall not be required to determine the proper resolution of such controversy or the proper disposition of the Funds and shall have the absolute right, in its discretion, to deposit the Funds with the Clerk of a court of competent jurisdiction, file suit and obtain an order from the court requiring all parties involved to litigate in such court their respective claims arising out of or in connection with the Funds. Upon the deposit by the Escrow Agent of the Funds with the clerk of a court of competent jurisdiction in accordance with this provision, the Escrow Agent shall be relieved of all further obligations and released from all liability hereunder.

    11.  SA.

         11.1 SA is appointed the representative of the Shareholders pursuant to the Merger Agreement as their exclusive agent and attorney-in-fact on behalf of each of them in respect to all matters which are the subject of this Agreement, including, without limitation, (i) receiving or giving all notices, instructions, communications, consents or agreements that may be necessary, required or given under this Agreement and (ii) asserting, settling, compromising, defending or determining not to assert, settle, compromise or defend any claims that SI may assert or have the right to assert under this Agreement. SA shall have unlimited authority and power to act on behalf of each Shareholder with respect to this Agreement and the disposition and other handling of all claims, rights or obligations under this Agreement so long as all Shareholders are treated in the same manner. The Shareholders shall be bound by all actions taken by SA in connection with this Agreement, and SI and Escrow Agent shall be entitled to rely on any action or decision of SA. SA shall not be liable to any Shareholders for any act or failure to act, or for any mistake of fact or law, or for any error of judgment, or for the misconduct of any employee, agent or attorney appointed by SA, while acting in good faith, unless caused by SA's willful misconduct. The duties and obligations of SA shall be limited to and determined solely by the express provisions of this Agreement and no implied duties or obligations shall be read into this Agreement against SA. SA shall be entitled to consult with counsel of SA's own selection and the opinion of such counsel shall be full and complete authorization and protection to SA in respect to any action taken or omitted by SA hereunder in good faith and in accordance with the opinion of such counsel. Kurt Kosty and Stanley B. McDonald hereby accept such authorization and appointment.

         11.2 SUBSTITUTION. Either Mr. Kosty or Mr. McDonald may resign as SA, effective upon a new SA appointed to act as SA by the written consent of Shareholders who hold at least a majority of the Percentage Shares (a "Majority Consent"). Such person who is acting as SA shall cease being the SA upon such person's death or disability, in such event the Shareholders shall appoint a substitute SA by Majority Consent. In addition, a person may be substituted as SA by Majority Consent. The term "SA" as used herein refers to Kurt Kosty and

Stanley B. McDonald, acting together, or, if any person is substituted in accordance herewith as SA in place of either of them, to such persons acting together. Upon written notice to Escrow Agent by the substitute SA, Escrow Agent shall be entitled to rely on the authority of the substitute SA to act as SA hereunder.

         11.3 SA shall not be entitled to receive any compensation for performing SA's duties under this Agreement. SA shall be reimbursed out of the Escrowed Funds for any out-of-pocket costs and expenses reasonably incurred by SA in connection with actions taken pursuant to the terms of this Agreement.

    12.  MISCELLANEOUS.

         12.1 NOTICE. All notices, requests and other communications required or permitted under this Agreement shall be in writing and shall be deemed to have been duly given (i) when delivered by hand to a party; (ii) the next business day following facsimile transmission to the party to whom addressed (with evidence of receipt thereof) to the facsimile number shown below; or (iii) three business days after delivery into the United States mail, postage prepaid, as certified mail, return receipt requested, to the party to whom addressed at the address shown below:

         If to SI, to:

         SI Technologies, Inc.
         4611 South 134th Place
         Seattle, Washington 98168
         Attention: Rick Beets, President and CEO
         (206) 244-6100

         with a copy to

         Benjamin F. Stephens
         Graham & James LLP/Riddell Williams P.S.
         1001 4th Avenue Plaza, Suite 4500
         Seattle, Washington 98154-1065
         (206) 624-3600

         If to the Escrow Agent, to:

         First Trust National Association
         601 Union Street, Suite 2120
         Seattle, WA  98101
         Telephone:  (206) 461-4105
         Facsimile:  (206) 461-4175
         Attention:       Linda Houston

         If to the Shareholder Representative, to:

         Kurt Kosty
         c/o AeroGo, Inc.
         1170 Andover Park West
         Seattle, Washington 98188

         and

         Stanley B. McDonald
         520 Pike Street
         Seattle, Washington 98101

         With a copy to

         Wilbert C. Anderson
         Stoel Rives LLP
         600 University Street, Suite 3600
         Seattle, Washington 98101-3197

or such other address(es) or facsimile number(s) as any party may designate by written notice given in accordance with this paragraph.

         12.2 SUCCESSORS AND ASSIGNS. All the terms and conditions of this Agreement shall be binding upon, and inure to the benefit of and be enforceable by, the parties and their respective successors, assigns, heirs and legal representatives. No person, firm or corporation will be recognized by Escrow Agent as a successor, heir or personal representative of any party until there shall be presented to Escrow Agent evidence reasonably satisfactory to it of such succession.

         12.3 ATTORNEYS' FEES. If suit or action is filed by any party to enforce the provisions of this Agreement or otherwise with respect to the subject matter of this Agreement, the prevailing party shall be entitled to recover reasonable attorneys' fees as fixed by the trial court and, if any appeal is taken from any decision of the trial court, reasonable attorneys' fees as fixed by the appellate court.

         12.4 GOVERNING LAW. The laws of the State of Washington shall govern the validity of this Agreement, the construction of its terms and the interpretation of the rights and duties of the parties.

         12.5 HEADINGS. Section and other headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

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

         12.6 GENDER. All personal pronouns used in this Agreement shall include the other gender, whether used in the masculine, feminine or neuter gender, and the singular shall include the plural, and vice versa, whenever and as often as may be appropriate.

         12.7 SEVERABILITY. Each provision of this Agreement is intended to be severable. In the event that any one or more of the provisions contained in this Agreement shall for any reason be held to be invalid, illegal or unenforceable, the same shall not affect any other provisions of this Agreement, but this Agreement shall be construed as if such invalid, illegal or unenforceable provisions had never been contained in this Agreement.

         12.8 INTEGRATED AGREEMENT. This Agreement and the Merger Agreement constitute the entire understanding and agreement among the parties with respect to the subject matter of this Agreement, and there are no agreements, understandings, restrictions, representations or warranties among the parties other than those set forth or provided for in this Agreement and the Merger Agreement.

         12.9 BINDING AGREEMENT. This Agreement shall be binding upon the assigns, successors, personal representatives and heirs of the parties, and shall be effective as of the day accepted by Escrow Agent.

         12.10 MERGER OR CONSOLIDATION. Any company into which Escrow Agent may be merged or converted or with which it may be consolidated or any company resulting from any merger conversion or consolidation to which it shall be a party or any company to which Escrow Agent may sell or transfer all or substantially all of its corporate trust business, provided such company shall be a bank or trust company organized under the laws of any state of the United States of America or a national banking association and shall be authorized by law to perform all the duties imposed upon it by this Agreement, shall be the successor to Escrow Agent without the execution or filling of any paper or the performance of any further act.

         12.11 DISCLOSURE. The parties hereto hereby agree not to use the name of FIRST TRUST NATIONAL ASSOCIATION to imply an association with the transaction other than that of a legal escrow agent.

         12.12 BROKERAGE CONFIRMATIONS. The parties acknowledge that to the extent regulations of the Comptroller of Currency or other applicable regulatory entity grant a right to receive brokerage confirmations of security transactions of the escrow, the parties waive receipt of such confirmations, to the extent permitted by law. The Escrow Agent shall furnish a statement of security transactions on its regular monthly reports.

    IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

AEROGO, INC., A WASHINGTON             FIRST TRUST NATIONAL
CORPORATION                            ASSOCIATION, AS ESCROW AGENT


By: RICK A. BEETS                      By:
   -------------------------------        --------------------------------

Its:  CHAIRMAN
   -------------------------------     Title:
                                            ------------------------------
KURT KOSTY
----------------------------------     By:
Kurt Kosty                                 -------------------------------

                                       Title:
Stanley B. McDonald                        -------------------------------
----------------------------------
Stanley B. McDonald

SI TECHNOLOGIES, INC., A
DELAWARE CORPORATION


By:  RICK BEETS
   -------------------------------
      Rick Beets
Title:  President and Chief Executive
        Officer

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